UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 30, 2015

State Investors Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-35221	27-5301129
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1041 Veterans Boulevard, Metairie, Louisiana	70005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(504) 832-9400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01       Completion of Acquisition or Disposition of Assets

Effective as of November 30, 2015, State Investors Bancorp, Inc. ("SIBC") completed its previously announced merger (the "Merger") with and into First NBC Bank Holding Company ("FNBC") pursuant to an Agreement and Plan of Reorganization, dated as of December 30, 2014, as amended, by and among FNBC, SIBC and First NBC Acquisition Company (the "Merger Agreement").  FNBC was the surviving corporation of the Merger.

As a result of the Merger, each outstanding share of common stock of SIBC, par value $0.01 per share ("SIBC Common Stock"), was converted into the right to receive $21.51 in cash.  At the effective time of the Merger, holders of options granted by SIBC to purchase shares of SIBC Common Stock under SIBC's equity plan received a cash payment for each such option equal to the difference between $21.51 and the exercise price of the option.  In addition, at the effective time, all outstanding and unvested equity awards previously granted under SIBC's 2012 Recognition and Retention Plan became fully vested and the holder of any such award will receive the $21.51 cash merger consideration for the corresponding vested shares of SIBC Common Stock in accordance with the Merger Agreement.

Additional information and details of the Merger and the Merger Agreement were previously disclosed in the proxy statement filed by SIBC with the Securities and Exchange Commission (the "SEC") on March 9, 2015 (SEC File No.  001-35221) (the "Proxy Statement"). Any description of the Merger Agreement is qualified in its entirety by reference to the complete copy of the Merger Agreement which is included as Annex A in the Proxy Statement and is incorporated by reference herein as Exhibit 2.1 hereto and the First Amendment to the Merger Agreement, dated August 27, 2015, filed by SIBC with the SEC on August 27, 2015, as Exhibit 2.1 to SIBC's Current Report on Form 8-K and is incorporated by reference herein as Exhibit 2.2 hereto.

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the consummation of the Merger on November 30, 2015, SIBC notified the NASDAQ Stock Market ("NASDAQ") that, as of the effective time of the Merger, SIBC would be merged with and into FNBC and each of the shares of SIBC Common Stock outstanding immediately prior to the effective time of the Merger (other than those to be cancelled in accordance with the Merger Agreement) would be converted into and become exchangeable for the right to receive the $21.51 cash merger consideration, and requested that NASDAQ file with the SEC a notification of removal from listing on Form 25 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to report that shares of SIBC's Common Stock are no longer listed on NASDAQ.

Additionally, SIBC intends to file with the SEC certifications on Form 15 under the Exchange Act, requesting the deregistration of the SIBC Common Stock under Section 12(g) of the Exchange Act and the suspension of SIBC's reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable.

The information disclosed in Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference.

Item 3.03          Material Modification to Rights of Security Holders
As the effective time of the Merger, SIBC's shareholders ceased to have any rights as shareholders of SIBC and were entitled only to receive the $21.51 cash merger consideration.

The disclosures under Items 2.01 and 3.01 above are incorporated herein by reference.

Item 5.01          Changes in Control of Registrant

As of the effective time of the Merger, SIBC was merged with and into FNBC in accordance with the terms of the Merger Agreement, with FNBC as the surviving entity.

The disclosures under Items 2.01, 3.01, 3.03 and 5.02 are incorporated herein by reference.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Effective upon the consummation of the Merger, SIBC's directors and executive officers ceased serving as directors and executive officers of SIBC.

Item 9.01         Financial Statements and Exhibits

(d)  Exhibits:

Exhibit Number	Description
2.1	Agreement and Plan of Reorganization, dated as of December 30, 2014, by and between First NBC Bank Holding Company and State Investors Bancorp, Inc.*
2.2	First Amendment to Agreement and Plan of Reorganization, dated August 27, 2015, by and between First NBC Bank Holding Company and State Investors Bancorp, Inc.**
___________________
*	Incorporated by reference from Annex A of the Proxy Statement filed by State Investors Bancorp, Inc. on March 9, 2015.
**	Incorporated by reference from Exhibit 2.1 of the Current Report on Form 8-K filed by State Investors Bancorp, Inc. on August 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STATE INVESTORS BANCORP, INC.

Date: November 30, 2015	By:	/s/Anthony S. Sciortino
Anthony S. Sciortino
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Reorganization, dated as of December 30, 2014, by and between First NBC Bank Holding Company and State Investors Bancorp, Inc.*
2.2	First Amendment to Agreement and Plan of Reorganization, dated August 27, 2015, by and between First NBC Bank Holding Company and State Investors Bancorp, Inc.**
___________________
*	Incorporated by reference from Annex A of the Proxy Statement filed by State Investors Bancorp, Inc. on March 9, 2015.
**	Incorporated by reference from Exhibit 2.1 of the Current Report on Form 8-K filed by State Investors Bancorp, Inc. on August 27, 2015.